Prospectus Supplement November 22, 2019

For the following series with prospectuses dated January 1, 2019 (each as supplemented to date):

American Funds College Target Date Series®
American Funds Portfolio SeriesSM

1. The fourth paragraph of the “Fund expenses” section of American Funds College Target Date Series prospectus is amended to read as follows:

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account.

Fee to Virginia529 An expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item. Effective January 1, 2020, such expense for oversight and administrative services will decrease to a maximum of .09% of net assets.

2. The fourth paragraph of the “Fund expenses” section of American Funds Portfolio Series prospectus is amended to read as follows:

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets.

Fee to Virginia529 For Class 529 and ABLE-A shares, an expense of up to a maximum of ..10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item. Effective January 1, 2020, such expense for oversight and administrative services will decrease to a maximum of .09% of net assets invested in Class 529 and ABLE-A shares.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-370-1119P Printed in USA CGD/AFD/10039-S75713

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT FOR AMERICAN FUNDS PORTFOLIO SERIES IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT FOR AMERICAN FUNDS PORTFOLIO SERIES.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Statement of Additional Information Supplement November 22, 2019

For the following series with statements of additional information dated January 1, 2019 (as supplemented to date):

American Funds College Target Date Series®	American Funds Portfolio SeriesSM
American Funds Retirement Income Portfolio SeriesSM	American Funds Target Date Retirement Series®

The fourth paragraph in the “Price of shares” section of the statement of additional information for each of the series listed above is amended to read as follows:

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. For days on which the New York Stock Exchange publishes in advance that it will close early (e.g., the day before July 4th, the day after Thanksgiving and Christmas Eve), orders received after the planned early close will be entered at the calculated offering price on the following business day. However, if the New York Stock Exchange makes an unscheduled close prior to 4 p.m. New York time, each fund’s share price would still be determined as of 4 p.m. New York time on that business day. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of each fund has a separately calculated net asset value (and share price).

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-368-1119O CGD/10149-S75715